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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported) October 23, 2008
                                                         ----------------


                           JEFFERSON BANCSHARES, INC.
                           --------------------------
             (Exact name of registrant as specified in its charter)

         Tennessee                     0-50347                 45-0508261
         ---------                     ---------               ----------
(State or other jurisdiction of       (Commission             (IRS Employer
        incorporation)                File Number)          Identification No.)

         120 Evans Avenue, Morristown, Tennessee               37814
         ---------------------------------------               ------
         (Address of principal executive offices)              (Zip Code)

       Registrant's telephone number, including area code: (423) 586-8421
                                                           --------------

                                 Not Applicable
                                 --------------
          (Former name or former address, if changed since last report)



Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 8.01       OTHER EVENTS
                ------------

         On October 23, 2008, Jefferson Bancshares, Inc., the holding company for Jefferson Federal Bank, announced that it has received all necessary regulatory and shareholder approvals to complete its previously announced acquisition of State of Franklin Bancshares, Inc., Johnson City, Tennessee. The transaction is expected to close on October 31, 2008. For more information, see the press release dated October 23, 2008 included as Exhibit 99.1 to this report and furnished herewith.

ITEM 9.01       FINANCIAL STATEMENTS AND EXHIBITS
                ---------------------------------

          (d)   Exhibits

                Number            Description
                ------            -----------

                99.1              Press Release dated October 23, 2008




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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                JEFFERSON BANCSHARES, INC.


Dated: October 24, 2008                         By: /s/ Anderson L. Smith
                                                    ----------------------------
                                                    Anderson L. Smith
                                                    President and
                                                      Chief Executive Officer